I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
Nasdaq: MXGL
Acquisition of
Imagine Group (UK) Limited
(subject to regulatory approval)
INFORMATION SUPPLEMENTARY TO
PRESS RELEASE OF JULY 24, 2008
Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Imagine Group (UK) Limited – Organizational Structure
Imagine Syndicate
Management Limited
Syndicate 1400
Active Underwriter
Matthew Petzold
Property catastrophe 54%
Accident & health 28%
Financial institutions 18%
Total 100%
£125.0m
Imagine owned     £125.0  (100%)
Independent        0.0 (0%)
Total £125.0  (100%)
Syndicate 2525
Active Underwriter
David Dale
Public liability 50%
Employers’ liability 50%
Total                                 100%
£42.0m
Imagine owned £0.9       (2%)
Independent  41.1 (98%)
Total £42.0   (100%)
Syndicate 2526
Active Underwriter
Andy Doré
Professional indemnity    92%
Medical Malpractice           8%
Total                                 100%
£31.8m
Imagine owned £11.6      (36%)
Independent       20.2 (64%)
Total £31.8    (100%)
2008
Product
Focus
2008
Capacity
2008
Capacity
Provider
Iain Bremner — Managing Director     Lance Gibbins — Finance Director    Matthew Petzold — Underwriting Director
Imagine Underwriting
Services Limited
Imagine Group (UK)
Limited

Imagine Syndicate Management Limited
Manages £198.8 million of capacity for 2008, of which 69% is capitalized by Imagine Group (UK)
Limited (Imagine) and 31% is capitalized by third party names
In addition to London, offices in Copenhagen and Tokyo. Total staff of approximately 85
Syndicates under management
Syndicate 1400
2008 stamp capacity of £125.0mm - 100% provided by Imagine
Writes property reinsurance, accident & health reinsurance and financial institutions insurance
Broad geographic spread, including the US, UK, Caribbean and Asia
Syndicate 2525
2008 stamp capacity of
£42.0mm –
2% provided by Imagine
Writes employers’
and third party / product liability lines, both on primary and excess of loss bases
Concentrates on the UK, with only small overseas exposures and no US-domiciled insureds
Syndicate 2526
2008 stamp capacity of
£31.8mm –
36% provided by Imagine
Writes professional indemnity and medical malpractice
Primarily UK-domiciled insureds with some European and Australian accounts

(£ in millions, 2008 projected)
Imagine Group (UK) Limited - Financial Summary
(UK GAAP pro forma unaudited; excludes discontinued lines of business)
2006 2007 2008P
Gross premiums written £68.8 £76.3 £77.5
(Imagine's share of syndicate business)
Net premiums written 49.7 63.3 64.3
Net premiums earned 42.0 60.5 67.8
Loss and loss adjustment expenses 10.9 20.5 30.0
Policy acquisition costs 7.2 12.9 15.9
Operating expenses 13.6 15.5 14.1
Total expenses 31.7 48.9 60.0
Underwriting income £10.3 £11.6 £7.8
Loss ratio 26.0% 33.9% 44.2%
Expense ratio 49.5% 46.9% 44.2%
Combined ratio 75.5% 80.8% 88.4%
Years Ended Dec 31,

2008 Projected Gross Premiums Written - £77.5 million
Professional
Indemnity / Medical
Malpractice, 18%
Employers' Public
Liability, 1%
Property
Catastrophe, 44%
Financial
Institutions,
14%
Accident & Health,
23%
By Line of Business
Syndicate 2526
18%
Syndicate 2525
1%
Syndicate 1400
81%
By Syndicate
By Geography
North America
29%
Europe exc. UK
12%
UK 27%
Japan
8%
Caribbean
5%
Other
19%
Insurance
34%
Reinsurance
66%
By Contract Type

Key Terms of Acquisition
Max to acquire Imagine Group (UK) Limited (“Imagine Lloyd’s”) from
Imagine Insurance Company Limited (“Imagine”)
Total consideration of approximately £11 million in cash
Max to replace letters of credit totaling approximately £90 million that an affiliate of Imagine has provided to fund the Lloyd’s syndicate commitments of Imagine Lloyd’s
Imagine to provide 70% quota share reinsurance in respect of
Syndicate 1400 for the 2007 and 2008 years of account until December
31, 2008. The liability of Imagine in respect of any one year of account under this reinsurance arrangement is limited to 150% of net premiums earned
Upon closing of the transaction, Imagine Lloyd’s is expected to be renamed Max UK Ltd. and Imagine Syndicate Management Limited is
expected to be renamed Max Lloyd’s Ltd.
The acquisition is subject to receipt of various approvals, including those from the Financial Services Authority and Lloyd’s

Expected Impact on Max Capital
It is anticipated that the transaction will close late Q3 or early Q4, 2008.
In view of this timing and the 70% quota share reinsurance
arrangement on Syndicate 1400 as previously described, the impact on
Max’s 2008 results is expected to be minimal
During Q3 2008, Max, in conjunction with the management of Max
Lloyd’s, will be determining the appropriate mix of Lloyd’s business for
Max to write in 2009.  Consideration will be given to Max’s total exposures by line across all operating divisions to ensure that aggregate exposures, in particular for property business, do not exceed appropriate levels for 2009.
In 2007 proforma Net Premiums Earned by Imagine Lloyd’s amounted to £60.5 million with a Combined Loss Ratio of 80.8%. For 2008 proforma Net Premiums Earned are projected to be £67.8 million with a projected Combined Loss Ratio of 88.4%
The transaction is expected to be accretive to Max’s 2009 results

Imagine Group UK - Senior Management
Name   Description
Matthew Petzold
Underwriting Director

Active Underwriter of Syndicate 1400 since its formation in 1999. Following the acquisition of Danish Re by Imagine in 2005 he was made Underwriting Director with responsibility for all underwriting matters relating to Syndicates
1400, 2525 and 2526. He was previously Managing Director of Copenhagen Re (UK) where he had worked since
1975. Matthew is an Associate of the Chartered Insurance Institute.
Iain Bremner
Managing Director

Managing Director of Imagine Syndicate Management Limited since Abacus was acquired by Imagine in November
2005. He is also Chairman of Imagine Group’s Broker Vetting and Reinsurance Security Committee as well as
ISML’s Risk and Executive Committees. Prior to this Iain was Managing Director of Abacus Syndicates, where he also worked in the roles of Finance Director and Compliance Officer. His earlier career included four years with
Marsh & McLennan, three years at the Corporation of Lloyd’s and six years with SBJ. Iain is a Fellow of the
Chartered Institute of Certified Accountants.
Lance Gibbins
Finance Director

Finance Director since October 2006. Prior to joining Imagine he was a Director at Aon Capital Markets in London,
providing corporate finance advice and capital solutions to insurance and reinsurance clients. Before that Lance was
Managing Director of a Lloyd’s managing agency and Group Financial Controller of Limit, a London Stock Exchange
listed investment trust and parent company of insurance businesses at Lloyd’s. Lance spent three years at the
Corporation of Lloyd’s and three years at BDO Stoy Hayward and is a Chartered Accountant and member of the
Securities Institute.
David Dale
Active Underwriter

Active Underwriter of Syndicate 2525 since Abacus was acquired by Imagine in November 2005. Prior to joining
Abacus in 2003, David  spent 23 years at Limit Syndicate 386 predominately underwriting employers’ liability and public and products’ liability in the UK and Republic of Ireland.  David’s working career at Syndicate 386 included all aspects of the business: administrative support, system support and development, account and product development, technical wordings support and development, and prime responsibility for all underwriting matters.
Andy Dore
      Active Underwriter
Active Underwriter of Syndicate 2526 since 2003. Andy has spent 18 years as a PI specialist, of which 16 have been as an underwriter in the London market.  Prior to joining Imagine, Andy worked as a London Service Company
Manager and PI Line Underwriter as Markel, and European PI Manager at CNA. Prior to starting the syndicate, Andy was the PI Underwriter at PRI, a £130m capitalized specialist insurer.

10 Max Lloyd’s Ltd.